361 LONG/SHORT EQUITY FUND
Class A: ALSQX, Class I: ALSZX

A series of the Investment Managers Series Trust

July 17, 2013

Notice: Change in Investment Objective for 361 Long/Short Equity Fund

The Board of Trustees of Investment Managers Series Trust approved changes to the investment objective of the 361 Long/Short Equity Fund (the “Fund”) that will go into effect on or about September 15, 2013. The Fund’s advisor believes the investment objective change will better reflect the Fund’s underlying investment strategies.

Currently, the Fund’s investment objective is to seek to outperform the S&P 500 Index but with lower volatility and a low correlation to that Index.  As a secondary objective, the Long/Short Equity Fund currently also seeks to outperform the HFRX Equity Hedge Index.

The Fund’s new investment objective will be to seek to achieve long-term capital appreciation with moderate correlation to major equity market indices but with less volatility.  The Fund also seeks to participate in rising markets and preserve capital in down markets.